BACAP Opportunity Strategy, LLC


                       STATEMENT OF ADDITIONAL INFORMATION
                 Dated July 30, 2002, as revised March 25, 2003



                              900 West Trade Street
                                  NC1-026-03-41
                               Charlotte, NC 28255
                                 (800) 321-7854

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of
BACAP Opportunity Strategy, LLC (the "Fund"), dated July 30, 2002 and supplemented on January 3, 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

          This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


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                                TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES..............................................2

REPURCHASES AND TRANSFERS OF INTERESTS........................................10

BOARD OF MANAGERS.............................................................12

INVESTMENT ADVISORY SERVICES..................................................16

CONFLICTS OF INTEREST.........................................................21

TAX ASPECTS...................................................................24

ERISA CONSIDERATIONS..........................................................39

BROKERAGE.....................................................................41

VALUATION OF ASSETS...........................................................42

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL.....................................43

CUSTODIAN.....................................................................43

CONTROL PERSONS...............................................................44

SUMMARY OF LLC AGREEMENT......................................................44

FUND ADVERTISING AND SALES MATERIAL...........................................46

FINANCIAL STATEMENTS..........................................................48












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                        INVESTMENT POLICIES AND PRACTICES

          The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

FUNDAMENTAL POLICIES

          The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

          o    Issue  senior  securities,  except  to the  extent  permitted  by
               Section 18 of the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission ("SEC").

          o Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

          o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

          o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

          o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

          o Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, options and options on indexes.

          o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry, including any industry within the technology sector.


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          With  respect  to these  investment  restrictions  and other  policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Fund's investment objective is not fundamental and may be changed by the Board of Managers of the Fund (the "Board") without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

          As discussed in the prospectus, the Fund will pursue its investment objective by investing its assets primarily in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services, (ii) companies which may benefit from, or be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that Alkeon Capital Management, LLC, the Fund's sub-adviser ("Alkeon") believes will be affected by technological events and advances. Additional information regarding the types of securities and financial instruments in which the Fund may invest its assets, and certain investment techniques that may be used by the Fund, is set forth below.

EQUITY SECURITIES

          A significant portion of the Fund's investment portfolio normally will consist of long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

          The Fund generally may invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

          The Fund may invest a portion of its assets in fixed-income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and non-U.S. corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate


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sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

          The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by Alkeon to be of comparable quality.

          The Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

          The Fund may invest a portion of its assets in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which the Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

          As a general matter, the Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward


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contracts  also  may be used for  non-hedging  purposes  to  pursue  the  Fund's investment objective, such as when Alkeon anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.

          ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

          During periods of adverse market conditions in the technology sector or in the equity securities markets generally, as determined by Alkeon, the Fund may temporarily invest all or any portion of its assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Alkeon deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of its respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

          Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a non-U.S. bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. The commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the seller's repurchase of the securities under a repurchase agreement may also result in a delay in disposing of the securities and, in such a case, the Fund will incur costs and may suffer a loss if the securities decline in value before being sold. Repurchase agreements that are subject to non-U.S. law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.


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REVERSE REPURCHASE AGREEMENTS

          Reverse repurchase agreements involve the sale of a security by the Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which may increase the volatility of the Fund's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

          The Fund may use a variety of special investment techniques, as more fully discussed below, to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities. The Fund also may use these techniques for non-hedging purposes in pursuing its investment objective. Some of these techniques involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

          DERIVATIVES. The Fund may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as it can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could result in a significant loss that would have a large adverse impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          OPTIONS AND FUTURES. The Fund may utilize options and futures contracts. It also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Transactions in these instruments may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When transactions are effected over-the-counter or negotiated directly with


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counterparties,  the Fund bears the risk that the counterparty will be unable or
unwilling  to  perform  its  obligations   under  the  option  contract.   These
instruments also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options and synthetic options purchased and sold by the Fund may include options on an index of securities or on baskets of specific securities.

          The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Fund need not be covered.

          The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund could exercise the option should it deem it advantageous to do so.

          Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

          The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. In this regard, the Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts, other than for BONA FIDE hedging purposes, may not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC


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rules change,  these percentage  limitations may change or different  conditions may be applied to the Fund's use of certain derivatives.

          The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

          Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures also is subject to Alkeon's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

          The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

          The Fund may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

          The Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

          WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

          SWAP AGREEMENTS. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a basket of securities representing a particular index, industry or industry sector. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

LENDING PORTFOLIO SECURITIES

          The Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the collateral it receives from borrowers of the securities. In connection with loans of securities, the Fund generally will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a securities loan transaction breaches its agreement with the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

          The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund's limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

                     REPURCHASES AND TRANSFERS OF INTERESTS

REPURCHASE OFFERS

          As discussed in the prospectus, offers to repurchase Interests will be made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of BACAP Advisory Partners, LLC, the Fund's investment adviser (the "Adviser"). The Board also will consider various factors, including, but not limited to, those listed in the prospectus in making its determinations.

          The Board will determine that the Fund repurchase Interests or portions thereof from members of the Fund ("Members") pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, the Fund will send each Member notice of that offer describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member. As discussed in the prospectus, the Fund will issue notes to tendering Members in connection with the repurchase of Interests.

          Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than Alkeon would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Alkeon intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REDEMPTIONS

          As noted in the prospectus, the Fund has the right to redeem an Interest (or portion thereof) of an Interest of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if:

          o ownership of an Interest by a Member or other person will cause the Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

          o continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Board, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

          o any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or

          o it would be in the best interests of the Fund to repurchase the Interest or a portion thereof.

TRANSFERS OF INTERESTS

          No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate; PROVIDED, HOWEVER, that prior to any such Transfer, the Board shall consult with counsel to the Fund to ensure that such Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to Transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Member transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

          Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC
Agreement. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and auditors' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

          The LLC Agreement provides that each Member has agreed to indemnify and hold harmless the Fund, the Managers, the Adviser, Alkeon, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any Transfer of an Interest made by the Member in violation of these provisions or any misrepresentation made by the Member in connection with the Transfer.

                                BOARD OF MANAGERS

          The Board of Managers of the Fund provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          The Managers are not required to contribute to the capital of the Fund or to own Interests. A majority of the Managers are persons who are not "interested persons" (as defined in the Investment Company Act) of the Fund (the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. One of the Managers is deemed to be an "interested person" of the Fund, as defined by the Investment Company Act, because he is an officer and employee of the Fund's investment adviser or affiliates of the investment adviser. Each Manager and officer of the Fund was appointed in April 2002, except for Robert H. Gordon, who was appointed as a Manager in March 2003. Managers will each serve an indefinite term of office and officers of the Fund will be elected annually.

--------------------------- -------------- --------------------------------------- ------------ ---------------------
NAME, ADDRESS AND AGE       POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            FUND                                                   IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
--------------------------- -------------- --------------------------------------- ------------ ---------------------
---------------------------------------------------------------------------------------------------------------------

INDEPENDENT MANAGERS

---------------------------------------------------------------------------------------------------------------------
--------------------------- -------------- --------------------------------------- ------------ ---------------------

Thomas W. Brock             Manager        Adjunct Professor, Columbia                  2       BACAP Alternative
600 Mamaroneck Avenue                      University Graduate School of                        Multi-Strategy
Suite 431                                  Business since September 1998;                       Fund, LLC;
Harrison, NY 10528                         Chairman, CEO, Salomon Brothers Asset                Blythdale
Age: 54                                    Management, Inc. from 1993 to 1998.                  Children's
                                                                                                Hospital; WestHab

--------------------------- -------------- --------------------------------------- ------------ ---------------------
--------------------------- -------------- --------------------------------------- ------------ ---------------------

Andrew M. Paul              Manager        Chairman and Chief Executive Officer,        2       BACAP Alternative
Enhanced Capital                           Enhanced Capital Partners, LLC                       Multi-Strategy
Partners, LLC                              (venture capital) since January 2001;                Fund, LLC; MTS
300 Park Avenue                            Chair, MTS Health Partners, LLC                      Health Partners;
20th Floor                                 (merger and acquisition advisory and                 Sloans Lake Managed
New York, NY  10022                        private equity) since August 2001;                   Care; Health
Age:  46                                   Director, Sloans Lake Managed Care                   Alliance Valvetec
                                           since February 2001; Managing Member,                Holdings
                                           Welsh Carson Anderson & Stowe
                                           (private equity) from August 1984 to
                                           September 2000.

--------------------------- -------------- --------------------------------------- ------------ ---------------------
--------------------------- -------------- --------------------------------------- ------------ ---------------------

Thomas G. Yellin            Manager        President, PJ Productions since 2003;        2       BACAP Alternative
ABC News                                   Executive Producer, ABC News since                   Multi-Strategy
125 West End Avenue                        June 1989.                                           Fund, LLC
4th Floor
New York, NY  10023
Age:  49

--------------------------- -------------- --------------------------------------- ------------ ---------------------
--------------------------- -------------- --------------------------------------- ------------ ---------------------

"INTERESTED" MANAGER AND OFFICERS

--------------------------- -------------- --------------------------------------- ------------ ---------------------
--------------------------- -------------- --------------------------------------- ------------ ---------------------

Robert H. Gordon            Manager and    Manager, President, BACAP                  86        Nations Funds
One Bank of America Plaza   President      Distributors, LLC (or its                            Trust; Nations
Charlotte, NC  28255                       predecessors) since February 1998;                   Separate Account
Age: 41                                    Manager, Banc of America Capital                     Trust; Nations
                                           Management, LLC (or its predecessors)                Master Investment
                                           since January 2000 and President                     Trust; BACAP
                                           since March 2002; President, BACAP                   Alternative
                                           Advisory Partners, LLC since July                    Multi-Strategy
                                           2002; President, BACAP, Bank of                      Fund, LLC
                                           America, N.A. since July 2002; Senior
                                           Vice President (Asset Management
                                           Group), Bank of America, N.A. (or its
                                           predecessors) since 1993; President,
                                           Nations Balanced Target Maturity
                                           Fund, Inc., Nations Government Income
                                           Term Trust 2003, Inc., Nations
                                           Government Income Term Trust 2004,
                                           Inc. and Hatteras Income Securities,
                                           Inc. since March 1998.

--------------------------- -------------- --------------------------------------- ------------ ---------------------


--------------------------- -------------- --------------------------------------- ------------ ---------------------
NAME, ADDRESS AND AGE       POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            FUND                                                   IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
--------------------------- -------------- --------------------------------------- ------------ ---------------------
---------------------------------------------------------------------------------------------------------------------

Edward D. Bedard            Chief          Senior Vice President, Chief                         None
One Bank of America Plaza   Financial      Operating Officer, BACAP
Charlotte, NC  28255        Officer        Distributors, LLC (or its
Age:  45                                   predecessors) since 1996; Manager,
                                           Banc of America Advisors, LLC (or its
                                           predecessors) since 1997; Chief
                                           Administrative Officer, Treasurer,
                                           Banc of America Capital Management,
                                           LLC (or its predecessors) since
                                           January 2000; Chief Operating
                                           Officer, BACAP Advisory Partners, LLC
                                           since May 2002; Chief Financial
                                           Officer, Nations Balanced Target
                                           Maturity Fund, Inc., Nations
                                           Government Income Term Trust 2003,
                                           Inc., Nations Government Income Term
                                           Trust 2004, Inc. and Hatteras Income
                                           Securities, Inc. since 1997.

--------------------------- -------------- --------------------------------------- ------------ ---------------------
--------------------------- -------------- --------------------------------------- ------------ ---------------------

Gerald Murphy               Treasurer      Senior Vice President, BACAP                         None
One Bank of America Plaza                  Distributors, LLC (or its
Charlotte, NC  28255                       predecessors) since 1998; Senior Vice
Age:  43                                   President, BACAP Advisory Partners,
                                           LLC since May 2002; Vice President,
                                           Citibank 1997 to December 1998;
                                           Treasurer, Nations Balanced Target
                                           Maturity Fund, Inc., Nations
                                           Government Income Term Trust 2003,
                                           Inc., Nations Government Income Term
                                           Trust 2004, Inc. and Hatteras Income
                                           Securities, Inc. since 1999.

--------------------------- -------------- --------------------------------------- ------------ ---------------------
--------------------------- -------------- --------------------------------------- ------------ ---------------------

Robert B. Carroll           Secretary      Associate General Counsel, Bank of                   None
One Bank of America Plaza                  America Corporation since 1999;
Charlotte, NC  28255                       Secretary, Nations Balanced Target
Age:  43                                   Maturity Fund, Inc., Nations
                                           Government Income Term Trust 2003,
                                           Inc., Nations Government Income Term
                                           Trust 2004, Inc. and Hatteras Income
                                           Securities, Inc. since 1997;
                                           Assistant General Counsel, Bank of
                                           America Corporation from 1996 to 1999.

--------------------------- -------------- --------------------------------------- ------------ ---------------------


          The Managers serve on the Board for terms of indefinite duration. A Manager's position will terminate if the Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Managers will render assistance to Members on the question of the removal of Managers in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to fill that vacancy, so long as immediately after such appointment at least two-thirds of the Managers then serving have been elected by the Members. The Managers may call a meeting of Members to elect an individual to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who have been elected by the Members cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business of the Fund, the Adviser must convene a meeting of Members within 60 days for the purpose of determining whether to continue the business of the Fund.

          The Fund has a standing Audit Committee currently consisting of Thomas
W. Brock, Andrew M. Paul and Thomas G. Yellin, all of whom are members of the Board of Managers and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are: (i) to recommend to the Board of Managers the appointment of the Fund's independent accountants, (ii) to meet separately with the independent accountants (and counsel for Independent Managers) and review the scope and anticipated costs of the audit and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

COMPENSATION

          The following table shows compensation expected to be paid to the Independent Managers for the current fiscal year:

      Name and               Aggregate Compensation     Total Compensation from
  Position with Fund             from the Fund*          Fund and Fund Complex
-------------------------    ----------------------     -----------------------
Thomas W. Brock, Manager            $10,000                   $20,000 (2)**
Andrew M. Paul, Manager             $10,000                   $20,000 (2)**
Thomas G. Yellin, Manager           $10,000                   $20,000 (2)**

          Managers who are not employees of the Adviser or any affiliate of the Adviser are paid an annual retainer by the Fund of $6,000, plus a fee of $1,000 per meeting of the Board or any committee thereof. Such Managers are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. Managers employed by the Adviser or any affiliate of the Adviser, and the officers of the Fund, do not receive any compensation from the Fund.

                          INVESTMENT ADVISORY SERVICES

GENERAL

          The Adviser, BACAP Advisory Partners, LLC, serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement") dated as of July 29, 2002. The Adviser is a newly formed Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act").

          Under  the  Advisory   Agreement,   the  Adviser  is  responsible  for
developing,  implementing  and supervising the Fund's  investment  program.  The


------------------------
* Estimated for the fiscal year ending December 31, 2003 assuming a full year of compensation, excluding out of pocket reimbursements.

**    Represents  the  number of  separate portfolios  comprising the investment companies in the Fund complex, including the Fund, for which the Board Members serves.

managing member of the Adviser is BACAP Distributors, LLC, a wholly-owned direct subsidiary of Bank of America, N.A., a wholly-owned indirect subsidiary of Bank of America Corporation ("BAC") and the Fund's distributor. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its members or affiliates to act as a sub-adviser and provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing those services. Alkeon Capital Management, LLC, a non-managing member of the Adviser, has been retained to serve as the sub-adviser to the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.

          In consideration of services provided by the Adviser, the Fund will pay the Adviser a monthly fee (the "Management Fee") computed at the annual rate of 1.00% of the aggregate value of outstanding Interests determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations, as defined below). In addition, the Adviser is entitled to be the special advisory member of the Fund (the "Special Advisory Member") and to receive in such capacity a performance-based incentive allocation (the "Incentive Allocation") that is determined as a percentage of the net profits otherwise allocable to each Member and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"). The method of computation of the Incentive Allocation is described in the prospectus.

          The Advisory Agreement was approved by the Board (including a majority of the Independent Managers) at a meeting held in person on April 29, 2002, and was approved on April 29, 2002 by the Adviser as the Fund's sole initial Member. The Advisory Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

          The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents in the performance of their duties under the Advisory Agreement, or from reckless disregard by the Adviser of obligations and duties under the Advisory Agreement. The Advisory Agreement also provides for indemnification by the Fund of the Adviser and each of the Adviser's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

          Alkeon Capital Management, LLC is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act. Mr. Panayotis ("Takis") Sparaggis is the controlling person of Alkeon. Pursuant to a sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement") dated as of July 29, 2002, Alkeon has been retained by the Adviser to manage the Fund's investment portfolio and to provide various other services. Subject to the general supervision of the Adviser, Alkeon will be responsible for all decisions regarding the investment and reinvestment of the Fund's assets and for the placement of all orders to purchase and sell investments for the Fund. Alkeon is an independent investment adviser that is not affiliated with BACAP Distributors, LLC.

          In consideration of services provided by Alkeon under the Sub-Advisory Agreement, the Adviser will pay Alkeon a fee computed and paid monthly at the annual rate of 0.25% of the aggregate value of outstanding Interests determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations). This fee is paid by the Adviser and not by the Fund. As a non-managing member of the Adviser, Alkeon also will be entitled to share in the revenues of the Adviser.

          The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Managers) at a meeting held in person on April 29, 2002, and was approved on April 29, 2002 by the Adviser as the sole initial Member. The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

          The Sub-Advisory Agreement provides that Alkeon will not be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Adviser in connection with the performance by Alkeon of its duties under the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Alkeon or any of its officers, directors, employees or agents in the performance of their duties under the Sub-Advisory Agreement, or from reckless disregard by Alkeon of obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides for indemnification by the Fund of Alkeon and each of Alkeon's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Sub-Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Sub-Advisory Agreement.

          The interests of BACAP Distributors, LLC and Alkeon in the Adviser, as it relates to the Adviser's business of providing services to the Fund, are represented by a separate series of interests in the Adviser relating specifically to such business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests in the Adviser are not enforceable against the assets of the series relating to the Fund. Other series of interests in the Adviser may be formed to represent interests in other business activities of the Adviser. As members of the Adviser, BACAP Distributors, LLC and Alkeon will each participate in the profits, if any, derived by the Adviser from amounts paid by the Fund and Members to the Adviser.

FUND EXPENSES

          The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

          o all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

          o    all  costs  and  expenses   associated  with  the  operation  and
               registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws;

          o    the costs and  expenses of holding  meetings of the Board and any
               meetings  of  Members,   including  costs   associated  with  the
               preparation and dissemination of proxy materials;

          o the fees and disbursements of Fund legal counsel, legal counsel to the Independent Managers, if any, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

          o    the Management Fee;

          o the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund;

          o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board;

          o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

          o    any entity-level taxes; and

          o    such other expenses as may be approved by the Board.

          Members, as investors in the Fund, will indirectly bear the Fund expenses described above. In addition, Member's capital accounts will be subject to the Incentive Allocation. The treatment of the Fund's organization and offering costs is described in the prospectus under the caption "Management of the Fund - Fund Expenses."

          The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Pursuant to the terms of the Expense Limitation Agreement, the Adviser will waive its fees or pay or absorb the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% per annum of the Fund's average net assets (the "Expense Limitation"). Ordinary operating expenses do not include organization expenses, interest, taxes, brokerage, the Incentive Allocation, and extraordinary expenses. In consideration for the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time. The Expense Limitation Agreement will remain in effect until the Adviser (or an affiliate of the Adviser) no longer provides investment advisory services to the Fund or until terminated by the Adviser or the Fund.

CODE OF ETHICS

          The Fund, the Adviser, Alkeon and BACAP Distributors, LLC, the Fund's distributor, have each adopted codes of ethics. The codes of ethics are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of the Adviser and Alkeon, as well as employees of the Adviser and Alkeon having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

          The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              CONFLICTS OF INTEREST

THE ADVISER AND BACAP DISTRIBUTORS, LLC

          The Adviser, BACAP Distributors, LLC and their affiliates (collectively, for the purposes of this section, "BACAP Affiliates"), and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund, are engaged in business unrelated to the Fund. Set forth below is disclosure related to a number of possible conflicts that may arise. This disclosure is not intended to be exhaustive.

          BACAP Affiliates are active participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund directly or indirectly invests. As such, BACAP Affiliates are actively engaged in transactions in the same securities and other instruments in which the Fund may invest. The proprietary activities or portfolio strategies of BACAP Affiliates, or the activities or strategies used for accounts managed by BACAP Affiliates for other customer accounts, could conflict with the transactions and strategies employed by the Fund and affect the prices and availability of the securities and instruments in which the Fund invests. The trading activities of BACAP Affiliates are carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held or may result in their having an interest in an issuer that is adverse to that of the Fund. BACAP Affiliates may not be required to share every investment opportunity, idea or strategy with the Fund. As a result, BACAP Affiliates may directly or indirectly compete with the Fund for appropriate investment opportunities.

          BACAP Affiliates provide investment management services to other clients, including other registered investment companies, private investment companies, and managed accounts. Situations may arise in which other client accounts managed by BACAP Affiliates have made investments that would have been suitable for the Fund but, for various reasons, were not pursued by, or available to, the Fund. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, BACAP Affiliates may trade, position or invest in, for their own account, the same securities as those in which the Fund invests. This could have an adverse impact on the Fund's investment performance.

          BACAP Affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation such as underwriting, market-making or investment banking relationships with Alkeon and others involved with Alkeon, or with parties adverse to Alkeon.

          The Adviser may pay out of its own resources amounts to the distributor of the Fund and to selling agents for sales and investor support services. Such selling agents may be affiliated with the Adviser. The Adviser intends to make certain payments to the distributor of the Fund and to brokers, dealers and other financial intermediaries. See "Distribution Arrangements" in the prospectus.

          Other present and future activities of BACAP Affiliates and their partners, officers, employees and affiliates may give rise to additional conflicts of interest.

ALKEON

          Alkeon, its affiliates and certain of the investment professionals who are principals of or employed by Alkeon or its affiliates (collectively with Alkeon, the "Alkeon Affiliates") carry on substantial investment activities for other advised accounts and for their own accounts. In addition, the Alkeon
Affiliates advise registered investment companies, and private investment partnerships, established by Alkeon or others, with investment programs similar to that of the Fund. (All accounts managed by the Alkeon Affiliates, excluding the Fund, are referred to collectively as the "Alkeon Accounts.") The Fund has no interest in these activities. As a result of the foregoing, Alkeon and the investment professionals of Alkeon who will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and the Alkeon Accounts. These persons will devote only so much time to the affairs of the Fund as in the judgment of Alkeon is necessary and appropriate.

          In addition, the Alkeon Affiliates may receive research products and services in connection with the brokerage services that BACAP Affiliates may provide from time to time (i) to one or more Alkeon Accounts or (ii) to the Fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

          The Alkeon Affiliates serve or may serve as the investment adviser for certain Alkeon Accounts. As a general matter, Alkeon (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon Affiliates for investment for those other Alkeon Accounts. There may be circumstances, however, under which the Alkeon Affiliates will cause one or more Alkeon Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which Alkeon will commit the Fund's assets. There also may be circumstances under which the Alkeon Affiliates will consider participation by Alkeon Accounts in investment opportunities in which Alkeon does not intend to invest on behalf of the Fund.

          Alkeon will evaluate for the Fund and for each Alkeon Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Alkeon Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Alkeon Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Alkeon Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Alkeon Accounts. Accordingly, the future performance of the Fund and the Alkeon Accounts will vary.

          When Alkeon determines that it would be appropriate for the Fund and one or more Alkeon Accounts, respectively, to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that Alkeon believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Alkeon Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

          Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Alkeon Affiliates for the Alkeon Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations on the combined size of positions that may be taken for the Fund and the Alkeon Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Alkeon Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Alkeon Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

          The directors, officers and employees of the Alkeon Affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees of the Alkeon Affiliates for the Alkeon Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

          The Adviser, Alkeon and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more Alkeon Accounts, except for accounts in which Alkeon or any Alkeon Affiliate serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon's or an Alkeon Affiliate's appointment as an investment adviser to the account). These transactions would be effected in circumstances where Alkeon has determined that it would be appropriate for the Fund to purchase and an Alkeon Account to sell, or the Fund to sell and an Alkeon Account to purchase, the same security or instrument on the same day.

          As a result of the investment banking and corporate finance activities of BACAP Distributors, LLC and its affiliates, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. This could have an adverse impact on the Fund's investment performance. Additionally, the Fund may purchase securities being offered in an underwriting in which BACAP Distributors, LLC or one of its affiliates is participating only subject to certain conditions. Affiliates of the Adviser or of Alkeon may act as broker for the Fund in connection with portfolio transactions. See "Brokerage."

          Under the U.S. banking laws and the rules, regulations and guidelines and the interpretations and administration thereof by the staff of the regulatory agencies, the Adviser and BACAP Distributors, LLC and their affiliates are subject to restrictions on the transactions that they may make with the Fund, and their restrictions may affect the investments made by the Fund.

          Future investment activities of BACAP Distributors, LLC or Alkeon or their affiliates, and their principals, partners, directors, officers or employees, may give rise to additional conflicts of interest.

          In the future, Banc of America Securities LLC, an affiliate of BACAP Distributors, LLC, may act as the prime broker for the Fund, or as co-prime broker, to the extent permissible under applicable rules and regulations.

                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

          CLASSIFICATION OF THE FUND. The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

          As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

          ALLOCATION OF PROFITS AND LOSSES. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

          Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Adviser and to a withdrawing Member, in either case to the extent that the Member's capital account exceeds its Federal income tax basis in its Interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Members would be increased.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

          The Board decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

          A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

          As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to the Adviser and to a withdrawing Member, in either case to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

          IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses.

These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

          The maximum ordinary income tax rate for individuals is 38.6%(1) and, in general, the maximum individual income tax rate for long-term capital gains is 20%(2) (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

          The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars may be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(3)

------------------------
(1) Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

(2) The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.

(3) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

          CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (E.G., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

          SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract (See "Certain Securities Futures Contracts").

          CERTAIN SECURITIES FUTURES CONTRACTS. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short term capital gain or loss, unless otherwise characterized pursuant to the straddle rules and short sale rules, if applicable.

          A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

          MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

          SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          EFFECT OF STRADDLE RULES ON MEMBERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (I.E., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(4) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2003, $139,500 or $69,750 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(5) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

          It is unclear whether all or a portion of the Fund's operations will qualify as trading -- rather than investment -- activities, the expenses for which would not be treated as investment expenses. Therefore, pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility may apply to a noncorporate Member's share of the expenses of the Fund, including the Management Fee. Although the Fund intends to treat the Incentive Allocation as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such Incentive Allocation as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

          A Member will not be allowed to deduct syndication expenses, including placement fees paid by such Member or the Fund. Any such expenses will be included in the Member's adjusted tax basis for its Interest.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss


------------------------
(4) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

(5) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

          "PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

          It is possible that certain dividends and interest received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will pay since the amount of the Fund's assets to be invested in various countries is not known.

          The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(6) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i)


------------------------
(6) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income (or loss) from these investments may constitute UBTI.

          The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(7) To the extent the Fund recognizes income (I.E., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

          To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

          Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,(8) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

          To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate


------------------------
(7) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

(8) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(9) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized


------------------------
(9) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

TAX SHELTER REPORTING REQUIREMENTS

          The Adviser has organized the Fund to utilize the investment program described herein and not to create tax benefits for the Members. Under recently issued Temporary Regulations, however, the activities of the Fund may create one or more "reportable transactions," requiring the Fund and each Member to file information returns as described below. In addition, the Adviser and other material advisors to the Fund would each be required to maintain for a specified period of time a list containing certain information regarding the "reportable transactions" and the Fund's investors, and the Service could inspect such lists upon request.

          Temporary Regulations issued on October 22, 2002 provided that, in the case of a partnership, a "reportable transaction" is one that is generally entered into on or after January 1, 2003 and includes, among others, a transaction or series of substantially similar transactions entered into in the same taxable year that (i) generates, or reasonably can be expected to generate, a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) of at least $5 million in any one taxable year or $10 million in any combination of taxable years,(10) or (ii) results in a difference of more than $10 million on a gross basis between the federal tax treatment and book treatment of one or more items in such transaction, provided that the partnership has (i) at least $100 million in gross assets or (ii) at least $1 million of total assets and at least 500 investors.(11)

          The Temporary Regulations require the Fund, if it participates in a "reportable transaction," to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its income tax return for each taxable year in which such "reportable transaction" affects, or could reasonably be expected to affect, the Fund's taxable income, and to file a copy of the completed form with the Service's Office of Tax Shelter Analysis. In such case, each Member will also be required to file Form 8886 regarding the Fund's "reportable transaction" with the Member's income tax return, and to submit a copy of the completed form to the Office of Tax Shelter Analysis. The Fund intends to provide the Members with the information needed to complete and submit the form.

          The Service has stated that it intends to publish final regulations in February 2003 which may revise certain of the foregoing rules. The Service is considering exemptions for certain transactions, such as losses resulting from a sale of securities on an established securities market and losses claimed under a mark-to-market method of tax accounting, but there can be no assurance that any such exemptions from the reporting requirements will be adopted. Members should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a


------------------------
(10) In addition, a Member which is an individual or a trust will have engaged in a reportable transaction if it claims a loss from a foreign currency transaction (see "Currency Fluctuations - 'Section 988' Gains or Losses" above), either directly or through a pass-through entity such as the Fund or a Subchapter S corporation, of at least $50,000 in any year. The amount of any such loss claimed is determined without taking into account offsetting income or gain items, and without regard to limitations on its deductibility.

(11) The Temporary Regulations also list other "reportable transactions" which may be applicable to the Fund.

jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

          NEW YORK. The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Fund.

          Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Fund's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(12) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

          Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has


------------------------
(12) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

          Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

          NORTH CAROLINA. PricewaterhouseCoopers LLP has advised the Fund that the North Carolina activities of the Fund should not cause it to be considered to be doing business in that State. Therefore, nonresident Members should not be subject to North Carolina tax on their portion of the Fund's income that is considered North Carolina source. If the Fund were to be considered to be doing business in North Carolina, the Fund would likely elect to satisfy each nonresident Member's liability (if any) by filing a composite tax return on behalf of the nonresident Members. The composite tax, which is calculated at the rate of 4% of the Fund's North Carolina source income, would be allocated and reported to each nonresident Member with the annual tax information. Such tax may be creditable against a nonresident Member's state tax in their resident state. Each non-resident Member is encouraged to consult with their own tax advisers with respect to this tax.

                              ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser, Alkeon or any of the Managers will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

          A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, Alkeon or the Managers or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

          Alkeon is responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In selecting brokers and dealers to execute transactions on behalf of the Fund, Alkeon generally will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that Alkeon generally will seek reasonably competitive commission rates, Alkeon will not necessarily pay the lowest commission available on each transaction. Alkeon typically will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

          Consistent with the principle of seeking best price and execution, Alkeon may place orders for the Fund with brokers that provide Alkeon with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of Alkeon are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to Alkeon and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is necessarily used by Alkeon in connection with the Fund. Conversely, the information provided to Alkeon by brokers and dealers through which other clients of Alkeon and its affiliates effect securities transactions may be useful to Alkeon in providing services to the Fund.

          Although the Fund cannot accurately predict its portfolio turnover, the Fund generally expects that its annual portfolio turnover rate generally will exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to the Members as ordinary income.

          The Fund may effect portfolio brokerage transactions through affiliates of the Adviser or Alkeon. These transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the Investment Company and Rule 17e-1 thereunder. When acting as broker for the Fund in connection with the sale of securities to or by the Fund, compensation received by the affiliated broker is subject to the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the Investment Company Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

                               VALUATION OF ASSETS

          The Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

          Domestic exchange traded and Nasdaq listed equity securities (other than options) will generally be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board.

          Debt securities (other than convertible debt securities) will generally be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board and/or the Valuation Committee will periodically monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

          If in the view of Alkeon, the readily available market quotation for any security is not fairly reflective of the market value of the security, Alkeon may request the Valuation Committee to instead value the security at fair value. In any such situation, the Valuation Committee will consider the recommendation of Alkeon, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the Valuation Committee in good faith.

          Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices. Over-the-counter options will generally be valued using the mean between the latest bid and ask prices. If market quotations are not readily available, these instruments may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

          PricewaterhouseCoopers LLP ("PwC") serves as the independent accountants of the Fund. Its principal address is 1177 Avenue of the Americas, New York, New York, 10036. The previous independent accountants, Ernst & Young LLP ("E&Y"), resigned because of independence concerns arising out of certain relationships with affiliates of the Adviser. These relationships were in existence at the time that E&Y performed its audit of the Fund's initial financial statements, dated June 14, 2002. The Board has requested that PwC re-audit these financial statements, and PwC has issued an unqualified opinion on the June 14, 2002 financial statements based on its audit. A copy of PwC's audit report is available upon request by writing to the Fund at 900 West Trade Street, NC1-026-03-41, Charlotte, North Carolina 28255 or by calling (800) 321-7854.

          Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Fund. The firm also serves as legal counsel to the Adviser, BACAP Distributors, LLC and their affiliates with respect to certain matters. Drinker, Biddle & Reath LLP serves as legal counsel to the Independent Managers.

                                    CUSTODIAN

          PFPC Trust Company (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                 CONTROL PERSONS

          The Adviser has invested $289,000 in the Fund in order to provide the Fund's initial capital, and has been the sole Member of the Fund. By virtue of its ownership of more than 25% of the outstanding Interests, the Adviser may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The Adviser may continue to be deemed to control the Fund after the Initial Closing, depending on the value of Interests then held by persons unaffiliated with the Adviser, until such time as the purchase of Interests by persons unaffiliated with the Adviser result in the Interest of the Adviser (together with any Interests held by affiliates of the Adviser) constituting 25% or less of outstanding Interests.

                            SUMMARY OF LLC AGREEMENT

          The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix C to the prospectus.

LIABILITY OF MEMBERS

          Members in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement and to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Interest and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

          The LLC Agreement provides that no Manager, Adviser, Alkeon or their affiliates shall be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal, state or local income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

          By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the prospectus as Appendix A), each Member will appoint the Adviser and each of the Managers his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

          The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

          The Fund will be dissolved:

          o upon the affirmative vote to dissolve the Fund by (1) the Board or (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

          o upon the expiration of any two-year period that commences on the date on which any Member has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Member's Interest;

          o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

          o    as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts--Allocation of Net Profits and Losses; Allocation of Offering Costs."

          Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the Members, (3) next to the Special Advisory Member to the extent of any balance in the Special Advisory Account after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

          Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the Board or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

REPORTS TO MEMBERS

          The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR

          The Fund's fiscal year ends on December 31.

                       FUND ADVERTISING AND SALES MATERIAL

          Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

          The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

          Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor's Composite Index of 500 Stocks and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

          The following comprise the financial statements of the Fund:

          o    Independent Accountants' Report.

          o    Statement of Assets, Liabilities and Member's Capital.

          o    Statement of Operations.

          o    Notes to the Financial Statements.

                        Report of Independent Accountants

To the Member and Board of Managers of
       BACAP Opportunity Strategy, LLC


We have audited the accompanying statement of assets and liabilities of BACAP Opportunity Strategy, LLC (the "Fund") as of June 14, 2002 and the related statement of operations for the period from March 6, 2002 (the date of organization) to June 14, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BACAP Opportunity Strategy, LLC at June 14, 2002, in conformity with accounting principles generally accepted in the United States.

                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]



New York, New York
June 14, 2002

                         BACAP OPPORTUNITY STRATEGY, LLC
              STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL
                                  JUNE 14, 2002

ASSETS
Cash                                                    $   289,000


LIABILITIES
Accrued organizational expenses                             189,000
                                                        -----------


Net Assets                                              $   100,000
                                                        ===========


MEMBER'S CAPITAL
Capital contributions                                   $   289,000


Net investment loss                                     (   189,000)
                                                        -----------


TOTAL MEMBER'S CAPITAL                                  $   100,000
                                                        ===========


                             STATEMENT OF OPERATIONS

For the period from March 6, 2002 (date of organization) to June 14, 2002


INVESTMENT INCOME                                       $         -

EXPENSES

Organizational expenses                                     189,000
                                                        -----------


NET INVESTMENT LOSS                                    ($   189,000)
                                                        ===========


See notes to financial statements.

                         BACAP OPPORTUNITY STRATEGY, LLC
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1.  Organization

BACAP Opportunity Strategy, LLC (the "Fund") was organized as a Delaware limited liability company on March 6, 2002. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations through June 14, 2002 other than those related to organizational matters and the sale and issuance of
$289,000 of limited liability company interests in the Fund to BACAP Advisory Partners, LLC (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser, the Adviser will be responsible for developing, implementing and supervising the Fund's investment program. Banc of America Advisors, LLC, a wholly-owned direct subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation, is the managing member and controlling person of the Adviser. Alkeon Capital Management, LLC (the "Sub-Adviser"), a non-managing member of the Adviser, has been retained to serve as the Sub-Adviser to the Fund and will provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.

The Fund's investment objective is to achieve long-term capital appreciation. The Fund will pursue this objective by investing its assets primarily in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services, (ii) companies which may benefit from, or be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that the Sub-Adviser believes will be affected by technological events and advances. Examples of the types of industries in which the Fund may invest are: aerospace; electronics; information sciences (including computer hardware and software, and the Internet); life sciences (including pharmacology and biotechnology); networking; semiconductors; and telecommunications (including equipment makers and service providers).

Investors  who  purchase  limited   liability  company  interests  in  the  Fund
("Interests") and are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").

The Fund is offering $125 million in Interests through Banc of America Securities, LLC (the "Distributor"), and through brokers, dealers and other financial institutions that have entered into selling agreements with the Distributor. The Adviser intends from its own resources to compensate the Distributor and brokers, dealers and other financial institutions that sell Interests to their customers. It is expected that the initial offering of Interests will close on August 1, 2002. Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board.

The Fund may offer from time to time to repurchase Interests pursuant to written tenders by Members. The Adviser expects that it will recommend to the Board that

                         BACAP OPPORTUNITY STRATEGY, LLC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


the Fund offer to repurchase Interests from Members as of June 30, 2003 and thereafter, twice each year, in June and December.

NOTE 2.  Significant Accounting Policies

The Fund's organizational expenses estimated at $189,000 have been charged to expense. Offering costs, estimated to aggregate approximately $143,000, will be charged to capital at the time of the issuance of Interests. To achieve an equitable distribution of the impact of organizational and offering costs among Members, an amount equal to those costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital bears to the total capital contributed to the Fund by all Members as of the relevant allocation date. An initial allocation of those costs will be made as of the first date on which capital contributions of investors are made (the "Initial Closing Date"). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by investors through and including the date, which is twelve months after the Initial Closing Date.

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

NOTE 3.  Management Fee, Incentive Allocation and Other Fees

The Fund will pay a monthly fee (the "Management Fee") to the Adviser for management services provided by the Adviser at the annual rate of 1.00% of the Fund's net assets determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocation). The Adviser will pay the Sub-Adviser a monthly fee for sub-advisory services at the annual rate of 0.25% of the Fund's net assets determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocation). The Adviser is also entitled to receive a performance-based allocation equal to 20% of the net profits, if any, that otherwise would have been credited to the capital account of each Member (the "Incentive Allocation"). The Incentive Allocation will apply only to net profits for the applicable period that exceed any balance in a "Loss Recovery Account", as described in the Fund's prospectus, established for each Member. Thus, if a net loss is allocated to a Member, the Member will not be subject to the Incentive Allocation except to the extent subsequent net profits allocated to the Member exceed the net loss.

                         BACAP OPPORTUNITY STRATEGY, LLC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


PFPC Inc. ("PFPC"), an affiliate of PNC Bank, N.A., will provide administration, accounting, investor servicing, taxation and transfer agent services to the Fund. In consideration of these services, the Fund will pay PFPC a monthly fee computed at the annual rate of 0.10% of the Fund's average daily net assets (subject to a monthly minimum fee), with lower rates applicable with respect to that portion of the Fund's average daily net assets in excess of $250 million, plus an annual fee of $15,000 for tax reporting services. The Fund will also reimburse PFPC for certain out-of-pocket expenses.

PFPC Trust Company, an affiliate of PNC Bank, N.A., will serve as the custodian of the Fund's assets and will provide custodial services to the Fund.